UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2014

NorthStar Asset Management Group Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36301 (Commission File Number)	46-4591526 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On December 12, 2014, NorthStar Asset Management Group Inc. (“NSAM”) filed a Current Report on Form 8-K (the “Form 8-K”) disclosing NSAM's acquisition through its wholly owned subsidiary, Platform HealthCare Investor T-II, LLC (the “Purchaser”) of an approximately 47% interest (the “AHI Interest”) of AHI Newco, LLC (“AHI Ventures”), a Delaware limited liability company and direct wholly-owned subsidiary of American Healthcare Investors LLC (“AHI”) for $38 million in cash and $20 million (956,462 shares) of NSAM's common stock subject to certain lock-up and vesting restrictions ($10 million of NSAM's common stock vested immediately). This Amendment No. 1 to the Form 8-K is being filed to provide additional financial information in connection with such acquisition.
Item 9.01. Financial Statements and Exhibits.
The Form 8-K is hereby amended to include the following financial information.
(a) Financial Statements.
Audited consolidated financial statements of American Healthcare Investors LLC as of December 31, 2013, 2012 and 2011 and for the years ended December 31, 2013, 2012 and 2011 and an independent auditor’s report are attached as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 hereto and are incorporated by reference herein.
Unaudited consolidated financial statements of American Healthcare Investors LLC as of September 30, 2014 and for the nine months ended September 30, 2014 and 2013 are attached as Exhibit 99.4 hereto and are incorporated by reference herein.
(b) Pro Forma Financial Information.
The pro forma financial information required pursuant to Article 11 of Regulation S-X is attached as Exhibit 99.5 hereto:

•	Unaudited Pro Forma Combined Consolidated Statement of Operations of NorthStar Asset Management Group Inc. and subsidiaries for the nine months ended September 30, 2014

•	Unaudited Pro Forma Combined Consolidated Statement of Operations of NorthStar Asset Management Group Inc. and subsidiaries for the year ended December 31, 2013

•	Unaudited Pro Forma Combined Consolidated Balance Sheet of NorthStar Asset Management Group Inc. and subsidiaries as of September 30, 2014

•	Notes to Unaudited Pro Forma Combined Consolidated Financial Statements of NorthStar Asset Management Group Inc. and subsidiaries

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Bentson, Vuona & Westersten, LLP
99.1	Audited consolidated financial statements of American Healthcare Investors LLC as of and for the year ended December 31, 2013
99.2	Audited consolidated financial statements of American Healthcare Investors LLC as of and for the year ended December 31, 2012
99.3	Audited consolidated financial statements of American Healthcare Investors LLC as of and for the year ended December 31, 2011
99.4	Unaudited consolidated financial statements of American Healthcare Investors LLC as of and for the nine months ended September 30, 2014 and 2013
99.5	Pro forma financial information of NorthStar Asset Management Group Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Asset Management Group Inc.
(Registrant)

Date: February 20, 2015	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Bentson, Vuona & Westersten, LLP
99.1	Audited consolidated financial statements of American Healthcare Investors LLC as of and for the year ended December 31, 2013
99.2	Audited consolidated financial statements of American Healthcare Investors LLC as of and for the year ended December 31, 2012
99.3	Audited consolidated financial statements of American Healthcare Investors LLC as of and for the year ended December 31, 2011
99.4	Unaudited consolidated financial statements of American Healthcare Investors LLC as of and for the nine months ended September 30, 2014 and 2013
99.5	Pro forma financial information of NorthStar Asset Management Group Inc.